Exhibit 10.9(a)
June 1, 2010
Aspect Capital Ltd.
Nations House — 8th Floor
103 Wigmore Street
London W1U 1QS, U.K.
Attention: Mr. Anthony Todd
     Re: Management Agreement Renewals
Dear Mr. Todd:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2011 and all other provisions of the Management Agreements will remain unchanged.
•	Global Diversified Futures Fund L.P.

•	Diversified 2000 Futures Fund L.P.

•	Tactical Diversified Futures Fund L.P.

•	CMF Aspect Master Fund L.P.

•	Institutional Futures Portfolio L.P.

•	Global Futures Fund Ltd.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,

CERES MANAGED FUTURES LLC
By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

ASPECT CAPITAL LTD.
By:	/s/ Kenneth Hope
	Print Name:	Kenneth Hope

JM/sr